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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2003	Commission File Number: 1-12994

THE MILLS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1802283 (I.R.S. Employer Identification No.)

1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209
(Address of principal executive offices—zip code)

(703) 526-5000
(Registrant's telephone number, including area code)

(former name or former address, if changed since last report)
Not Applicable

THE MILLS CORPORATION
FORM 8-K

Item 5. Other Events and Regulation FD Disclosure

        On October 7, 2003, The Mills Corporation (the "Company") completed the sale of 1,720,000 shares of its 8.75% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share (the "Preferred Stock"), to an investor in a public offering. A copy of the purchase agreement for that offering was filed as an exhibit to the Company's Current Report on Form 8-K, as filed with the Securities and Exchange Commission on October 7, 2003. On November 4, 2003, the Company entered into a purchase agreement to sell an additional 385,000 shares of the Preferred Stock to an investor in a public offering. The closing of this offering is expected to take place on or about November 5, 2003. A copy of the purchase agreement for this offering is filed as an exhibit to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statements

  None

  (b)
  Pro Forma Financial Information

  None

  (c)
  Exhibits:

Exhibit No.	Description
3.1	Certificate of Increase of Number of Shares of 8.75% Series E Cumulative Redeemable Preferred Stock.
5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the shares.
8.1	Opinion of Hogan & Hartson L.L.P. regarding certain tax matters.
10.1	Purchase Agreement, dated November 4, 2003, between The Mills Corporation, ING Clarion Real Estate Income Fund and Clarion CRA Securities, L.P.
23.1	Consents of Hogan & Hartson L.L.P. (included in Exhibits 5.1 and 8.1).
99.1	Press Release, dated November 5, 2003.
99.2	Supplemental Information as of September 30, 2003.

Item 12. Results of Operations and Financial Condition.

        The following information is being provided under Item 12—Results of Operations and Financial Condition. The information in Exhibit 99.1 and 99.2 to this Form 8-K shall not be deemed "filed" with the SEC for any purpose including Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 regardless of any general incorporation language in such filing.

        On November 5, 2003, the Company issued a press release announcing its financial results for the third quarter 2003. The full text of the press release including the supplemental information is furnished with this report as Exhibit 99.1 and Exhibit 99.2 and is incorporated herein. Attachment 1 to Exhibit 99.2, "Definitions and Reconciliation of Non-GAAP Financial Measures and Other Terms", defines, explains and reconciles the non-GAAP measures presented in the press release and supplemental information package.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION
Dated: November 5, 2003	By:	/s/ MARY JANE MORROW Mary Jane Morrow Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT LIST

(3)
EXHIBIT

Exhibit Number	Description
3.1	Certificate of Increase of Number of Shares of 8.75% Series E Cumulative Redeemable Preferred Stock.
5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the shares.
8.1	Opinion of Hogan & Hartson L.L.P. regarding certain tax matters.
10.1	Purchase Agreement, dated November 4, 2003, between The Mills Corporation, ING Clarion Real Estate Income Fund and Clarion CRA Securities, L.P.
23.1	Consents of Hogan & Hartson L.L.P. (included in Exhibits 5.1 and 8.1).

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THE MILLS CORPORATION FORM 8-K
SIGNATURE
EXHIBIT LIST